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"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE
BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                                 AMENDMENT TO
                 IPA MEDICARE PARTIAL RISK SERVICES AGREEMENT

     The undersigned parties to the IPA Medicare Partial Risk Services Agreement (the "Agreement") by and between PacifiCare of California ("Plan") and Prospect Medical Group, Inc. ("IPA") do hereby amend the Agreement as follows:

Attachment C, COMPENSATION, sub-Section B, MONTHLY HCFA PAYMENT, first sentence is amended to read as follows:

[  **  ] of the Monthly HCFA Payment."

Attachment A3, INDIVIDUAL STOP LOSS PROGRAM, is deleted in its entirety.

The effective date of this Amendment shall be November 1, 1993.

By signing below, both parties hereto have executed and agreed to this Amendment.

PACIFICARE OF CALIFORNIA               IPA

By: /s/ Nancy Freeman                  By: /s/ Gregg De Nicola
    -------------------------------        -------------------------------
    Nancy Freeman, Vice President

Date: 11/11/93                               Date: 11-1-93
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